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                     NEW ENGLAND ZENITH FUND (the "Fund")

            Back Bay Advisors Money Market Series ("Money Market")
             Back Bay Advisors Bond Income Series ("Bond Income")
                 Back Bay Advisors Managed Series ("Managed")
             Harris Oakmark Mid Cap Value Series ("Mid Cap Value")
                 Loomis Sayles Small Cap Series ("Small Cap")
            Westpeak Growth and Income Series ("Growth and Income")
                  Westpeak Stock Index Series ("Stock Index")
                   Capital Growth Series ("Capital Growth")

                      Supplement Dated September 22, 2000
     to the Statement of Additional Information ("SAI") Dated May 1, 2000

Nvest Companies, L.P. ("Nvest Companies"), has entered into an agreement with CDC Asset Management ("CDC") for CDC to acquire all of Nvest Companies' outstanding partnership units. CDC is the investment management arm of Caisse des Depots Group, which is a major French diversified financial institution. Nvest Companies will be renamed CDC Asset Management-North America, which will continue to own its interests in the investment managers discussed below.

Back Bay Advisors, L.P. ("Back Bay"), the subadviser to Money Market, Bond Income and Managed; Harris Associates L.P. ("Harris"), the subadviser to Mid Cap Value; Loomis Sayles & Company, L.P. ("Loomis"), the subadviser to Small Cap; and Westpeak Investment Advisors, L.P. ("Westpeak"), the subadviser to Growth and Income and Stock Index, are wholly-owned subsidiaries of Nvest Holdings, Inc., which in turn is a wholly-owned subsidiary of Nvest Companies. Nvest Companies owns the entire limited partnership interest in Back Bay, Harris, Loomis and Westpeak. Nvest Companies also owns a 50% limited partnership interest in Capital Growth Management Limited Partnership, the adviser to Capital Growth.

The Investment Company Act of 1940 provides generally that advisory agreements of mutual funds, including advisory and subadvisory agreements the Fund currently has with the above Nvest affiliates, automatically terminate when the investment adviser (or subadviser) or its parent company undergoes a significant change in ownership. Consequently, the Fund will seek approval of new agreements from its shareholders prior to consummation of the transaction. The Fund's Board of Trustees decided at a meeting held on August 3, 2000 to recommend that the shareholders of each above Series vote to approve a new subadvisory or advisory agreement at a Special Meeting of Shareholders to be held on October 30, 2000.

Nvest Companies' managing general partner, Nvest Corporation, is a wholly owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., the shares of which are traded on the New York Stock Exchange. MetLife owns approximately 48% of the outstanding limited partnership interest in Nvest Companies. Upon the closing of the transaction, MetLife will have no ownership or control of Nvest Corporation or Nvest Companies.

Consummation of the transaction between Nvest and CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest Companies and Nvest, L.P. The transaction is expected to close in the fourth quarter of 2000. This SAI will not be further supplemented if the closing of the transaction occurs as expected and the shareholders approve the new advisory or subadvisory agreements at the shareholders meeting.